Exhibit 10.8


                  AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION

                                STANDARD SUBLEASE
                (SHORT-FORM TO BE USED WITH POST 1995 AIR LEASES)

       1. Parties. This Sublease, dated, for reference purposes only. October 20, 2000 is made by and between E-Loan, Inc. ("Sublessor") and Pagoo, Inc. ("Sublessee").

       2. Premises. Sublessor hereby subleases to Sublessee and Sublessee hereby subleases from Sublessor for the term, at the rental, and upon all of the conditions set forth herein, that certain real property, including all Improvements therein, and commonly known by the street address of 5875 Arnold Road, Suite 200 located in the County of Dublin, State of California and generally described as (describe briefly the nature of the property) a portion of a larger building aka Creekside Industrial Park.

       3.     Term.

              3.1 Term. The term of this Sublease shall be for Eighteen (18) Months commencing on December 1, 2000 and ending on May 31, 2002 unless sooner terminated pursuant to any provision hereof.

              3.2 Delay In Commencement. Sublessor agrees to use its best commercially reasonable efforts to deliver possession of the Premises by the commencement date. If, despite said efforts, Sublessor is unable to deliver possession as agreed, the rights and obligations of Sublessor and Sublessee shall be as set forth in Paragraph 3.3 of the Master Lease (as modified by Paragraph 7.3 of this Sublease).

       4.     Rent.

              4.1 Base Rent. Sublessee shall pay to Sublessor as Base Rent for the Premises equal monthly payments of See Paragraph 12.5 in advance, on the First day of each month of the term hereof. Sublessee shall pay Sublessor upon the execution hereof $70,446.48 as Base Rent for first months rent. Base Rent for any period during the term hereof which is for less than one month shall be a pro rata portion of the monthly installment.

              4.2 Rent Defined. All monetary obligations of Sublessee to Sublessor under the term of this Sublease (except for the Security Deposit) are deemed to be rent ("Rent"). Rent shall be payable in lawful money of the United States to Sublessor at the address stated herein of to such other persons or at such other places as Sublessor may designate in writing.

       5. Security Deposit. Sublessee shall deposit with Sublessor upon execution hereof See Addendum Paragraph 12.14 as security for Sublessee's faithful performance of Sublessee's obligations hereunder. The rights and obligations of Sublessor and Sublessee as to said Security Deposit shall be as set forth in Paragraph 3.3 of the Master Lease (a modified by Paragraph 7.3 of this Sublease).

       6.     Use.

              6.1 Agreed Use. The Premises shall be used and occupied only for administrative office use and for no other purpose.

              6.2 Compliance. Sublessor warrants that the Improvements on the Premises comply with 211 applicable covenants or restrictions of record and applicable building codes, regulations and ordinances ("Applicable Requirements") in effect an the commencement date. Said warranty does not apply to the use to which Sublessee will put the Premises or to any alterations or utility installations made or to be made by Sublessee. NOTE: Sublessee is responsible for determining whether or not the zoning is appropriate for its intended use, and acknowledges that past uses of the Promises may no longer be allowed. If the Premises do not comply with said warranty, or in the event that the Applicable Requirements are hereafter changed, the rights and obligations of

                                                                    Exhibit 10.8


Sublessor and Sublessee shall be as provided in Paragraph 2.3 of the Master Lease (as modified by Paragraph 7.3 of this Sublease).

              6.3 Acceptance of Premises and Lessee. Sublessee acknowledges that:

                     (a) it has been advised by Brokers to satisfy itself with respect to the condition of the Promises (including but not limited to the electrical, HVAC and fire sprinkler systems, security, environmental aspects, and compliance with Applicable Requirements), and their suitability for Sublessee's intended use,

                     (b) Subleases has made such investigation as it deems necessary with reference to such matters and assumes all responsibility therefor as the same relate to Re occupancy of the Premises, and

                     (c)    neither  Sublessor,   Sublessor's  agents,  nor  any
Broker has made any oral or written representations or warranties with respect to sold matters other then as set forth in this Sublease.

       In addition, Sublessor acknowledges that:

                     (a) Broker has made no representations. promises or warranties concerning Sublessee's ability to honor the Sublease or suitability to occupy the Premises, and

                     (b) It is Sublessor's sole responsibility to investigate the financial capability and/or suitability of all proposed tenants.

       7.     Master Lease.

              7.1 Sublessor is the lessee of the Premises by virtue of a lease, hereinafter the "Master Lease," a copy of which is attached hereto marked
Exhibit 1, wherein Creekside South Trust, a Maryland business trust is the lessor, hereinafter the "Master Lessor."

              7.2 This Sublease is and shall be at all times subject and subordinate to the Master Lease.

              7.3 The terms. conditions and respective obligations of Sublessor and Sublessee to each other under this Sublease shall be the terms and conditions of the Master Lease. Therefore, for the purposes of this Sublease, wherever in the Master Lease the word "Lessor" is used it shall be deemed to mean the Sublessor herein and wherever in the Master Lease the word "Lessee" is used it shall be deemed to mean the Sublessee herein,

              7.4 During the term of this Sublease and for all periods subsequent for obligations which have arisen prior to the termination of this Sublease, Sublessee does hereby expressly assume and agree to perform and comply with, for the benefit of Sublessor and Master Lessor, each and every obligation of Sublessor under the Master Lease except for the following paragraphs which are excluded therefrom: None.

              7.5    The obligations  that Sublessee has assumed under paragraph
7.4 hereof are hereinafter referred to as the "Sublessee's Assumed Obligations." The obligations that Sublessee has not assumed under paragraph 7A hereof are hereinafter referred to as the "Sublessor's Remaining Obligations".

              7.6 Subleases shall hold Sublessor free and harmless from all liability, judgments, costs, damages, claims or demands, including reasonable attorneys fees, arising out of Sublessee's failure to comply with or perform Sublessee's Assumed Obligations.

              7.7 Sublessor agrees to maintain the Master Lease during the entire term of this Sublease, subject, however, to any earlier termination of the Master Lease without the fault of the Sublessor, and to comply with or perform Sublessor's Remaining Obligations and to hold Sublessee free and harmless from all liability, judgments, costs. damages, claims or demands arising out of Sublessor's failure to comply with or perform Sublessor's Remaining Obligations.

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

                                                                    Exhibit 10.8


              7.8 Sublessor represents to Sublessee, that the Master Lease is in full force and affect and that no default exists on the part of any Party to the Master Lease.

       8.     Assignment of Sublease and Default

              8.3 Sublessor hereby irrevocably authorizes and directs Sublessee upon receipt of any written notice from the Master Lessor stating that a Default exists in the performance of Sublessor's obligations under the Master Lease, to pay to Master Lessor the Rent due and to become due under the Sublease. Sublessor agrees that Sublessee shall have the right to rely upon any such statement and request from Master Lessor, and that Sublessee shall pay such Rent to Master Lessor without any obligation or right to inquire as to whether such Default exists and notwithstanding any notice from or claim from Sublessor to the contrary and Sublessor shall have no right or claim against Sublessee for any such Rent so paid by Sublessee.

              8.4 No changes or modifications shall be made to this Sublease without the consent of Master Lessor,

       9.     Consent of Master Lessor.

              9.1 In the event that the Master Lease requires that Sublessor obtain the consent of Master Lessor to any subletting by Sublessor then, this Sublease shall not be effective unless Master Lessor signs A CONSENT TO SUBLEASE.

       10.    Brokers Fee.

              10.1 Upon execution hereof by all parties, Sublessor shall pay to Kabler/Robbins Commercial Real Estate, Inc. as agent for Sub-Lessor and Cornish & Carey Inc. as agent for Sub-Lessee, a licensed real estate broker, ("Broker"), a fee as set forth in a separate agreement between Sublessor and Broker, or in the event there is no such separate agreement, the sum of as agreed in separate contract for brokerage services rendered by Broker to Sublessor in this transaction.

              10.2 Sublessor agrees that if Sublessee exercises any option or right of first refusal as granted by Sublessor herein. or any option or right substantially similar thereto, either to extend the term of this Sublease, to renew this Sublease, to purchase the Premises, or to lease or purchase adjacent property which Sublessor may own or in which Sublessor has an interest, then Sublessor shall pay to Broker a fee in accordance with the schedule of Broker in effect at the time of me execution of this Sublease. Notwithstanding the foregoing, Sublessor's obligation under this Paragraph 10.2 is limited to a transaction in which Sublessor is acting as a Sublessor, lessor or seller.

              10.4 Any fee due from Sublessor hereunder shall be due and payable upon the exercise of any option to extend or review, upon the execution of any new lease, or, in the event of a purchase, at the close of escrow.

              10.5 Any transferee of Sublessor's interest in this Sublease, by accepting an assignment thereof, shall be deemed to have assumed the respective obligations of Sublessor under this Paragraph 10, Broker shall be deemed to be a third-party beneficiary of this paragraph 10.

       11. Attorney's Fees. If any party or the Broker named herein brings an action to enforce the terms hereof or to declare rights hereunder, the prevailing party in any such action, on trial and appeal, shall be entitled to his reasonable attorney's fees to be paid by the losing party as fixed by the Court.

       12. Additional Provisions. (If there are no additional provisions, draw a line from this point to the next printed word after the space left here. if there are additional provisions place the sane here.)

See Addendum


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

                                                                    Exhibit 10.8



ATTENTION: NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY ANY REAL ESTATE BROKER AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS SUBLEASE OR THE TRANSACTION TO WHICH IT RELATES. THE PARTIES ARE URGED TO:

1.     SEEK  ADVICE OF  COUNSEL  AS TO THE LEGAL  AND TAX  CONSEQUENCES  OF THIS
SUBLEASE.

2. RETAIN APPROPRIATE CONSULTANTS TO REVIEW AND INVESTIGATE THE CONDITION OF THE PREMISES. SAID INVESTIGATION SHOULD INCLUDE BUT NOT BE LIMITED TO: THE POSSIBLE PRESENCE OF HAZARDOUS SUBSTANCES, THE ZONING OF THE PROPERTY, THE STRUCTURAL INTEGRITY, THE CONDITION OF THE ROOF AND OPERATING SYSTEMS, AND THE SUITABILITY OF THE PREMISES FOR SUBLESSEE'S INTENDED USE.

WARNING: IF THE SUBJECT PROPERTY IS LOCATED IN A STATE OTHER THAN CALIFORNIA, CERTAIN PROVISIONS OF THE SUBLEASE NEED TO BE REVISED TO COMPLY WITH THE LAWS OF
THE  STATE  IN  WHICH  THE   PROPERTY  IS  LOCATED.

Executed  at E Loan, Inc.
             ---------------
on:
   ----------
Address:  5875 Arnold Road,           By: /s/ FRANK SISKOWSKI
          Dublin, CA                     --------------------------
                                      By:
                                         -------------------------
                                      "Sublessor" (Corporate Seal)

Executed at:  10/27/00                Pagoo, Inc.
on:                                   By: /s/ ILLEGIBLE
   -------------------------              -------------
Address:  301 Mission St.             By: ILLEGIBLE, CFO
          Suite 300, SF, CA               ---------------
                                      "Sublessee" (Corporate Seal)

Executed at:                          Creekside South Trust, a Maryland business
            ----------------          By:
on:                                      --------------------------
   -------------------------          By:
Address:                                 --------------------------
                                      "Master Lessor" )Corporate Seal)


NOTE; These forms are often modified to meet changing requirements of law and needs of the Industry. Always write or call to make sum you are utilizing the most current form: AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION, 700 South Flower St., Suite 600, Los Angeles, CA 90017. (213) 687-8777.

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